UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                                November 10, 1998
                Date of Report (Date of earliest event reported)


                              Community Banks, Inc.
             (Exact name of registrant as specified in its charter)



                    Pennsylvania                      23-2251762
          (State or other jurisdiction             (IRS Employer
           of incorporation or organization)       Identification No.)


                                    No. 0-15786
                              (Commission file number)


                      150 Market Street
                  Millersburg, Pennsylvania               17061
          (Address of Principal Executive Offices)     (Zip Code)


                               ERNEST L. LOWE
                                  Chairman
                             COMMUNITY BANKS, INC.
                              150 Market Street
                       Millersburg, Pennsylvania  17061



                                 (717) 692-4781
          (Telephone number, including area code, of agent for service)






          Item 5.  Other Events

                   Community Banks, Inc. announced a stock repurchase program effective November 10, 1998. Up to five percent of outstanding shares could be purchased in open market transactions as treasury shares to be used for general corporate purposes, including grants under the Employee Stock Option Plan.

               The press release announcing the program is attached hereto as Exhibit 99.




                                   SIGNATURES



                   Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Community Banks, Inc.
                                                  (Registrant)





          Date:  November 23, 1998      By:/S/   Terry L. Burrows
                                                 Terry L. Burrows
                                              Executive Vice President
                                              Chief Financial Officer


          EXHIBIT INDEX

          Exhibit No.          Description

             99                Press Release of Community Banks, Inc.
                               dated November 10, 1998.










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          Ex-99
          Press Release


          FOR IMMEDIATE RELEASE:
          Date:     November 10, 1998
          Contact:  Beth L. Miller
          Phone:    (717) 692-4781, Fax: (717) 692-2972




                    COMMUNITY BANKS, INC. TO REPURCHASE STOCK

               Millersburg, PA-Community Banks, Inc., Millersburg, PA (AMEX-CTY) has announced the company will begin a Stock Repurchase Program. Eddie L. Dunklebarger, President & CEO, stated it is possible that up to 5% of outstanding shares could be repurchased from time to time in open market transactions. Repurchased shares will become treasury shares to be used for general corporate purposes, including issuance of shares under the Incentive Stock Option Plan and Dividend Reinvestment Plan.






























                                      -2-